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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

                          July 10, 2000 (July 7, 2000)


                               ARVINMERITOR, INC.
             (Exact name of registrant as specified in its charter)


    Indiana                       1-13093                  38-3354643
(State or other                 (Commission               (IRS Employer
jurisdiction of                 File Number)            Identification No.)
incorporation)


2135 West Maple Road, Troy, Michigan                             48084-7186
(Address of principal executive offices)                         (Zip code)



Registrant's telephone number, including area code:  (248) 435-1000




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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.  Acquisition or Disposition of Assets.

     On July 7, 2000, pursuant to an Agreement and Plan of Reorganization, dated as of April 6, 2000 (the "Merger Agreement"), by and among Meritor Automotive, Inc., a Delaware corporation ("Meritor"), ArvinMeritor, Inc., an Indiana corporation formerly named Mu Sub, Inc. ("ArvinMeritor"), and Arvin Industries, Inc., an Indiana corporation ("Arvin"), Meritor merged with and into ArvinMeritor and, immediately thereafter, Arvin merged with and into ArvinMeritor (the "Merger"). Each share of common stock, par value $1.00 per share, of Meritor was converted into the right to receive 0.75 shares of common stock, par value $1 per share, of ArvinMeritor ("ArvinMeritor Common Stock"). Each share of common stock, par value $2.50 per share, of Arvin was converted into the right to receive (i) one share of ArvinMeritor Common Stock and (ii) $2.00 in cash, without interest. As a result of the Merger, the separate corporate existence of each of Meritor and Arvin ceased and ArvinMeritor continues as the sole surviving corporation.

     On July 10, 2000, ArvinMeritor issued a press release announcing the completion of the Merger. The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

     The Merger Agreement is filed herewith as Exhibit 2 and is incorporated herein by reference. ArvinMeritor's Registration Statement on Form S-4 (Registration No. 333-36448) filed with the SEC and declared effective on June 2, 2000 (the "Registration Statement") sets forth certain information regarding the Merger, ArvinMeritor, Meritor and Arvin.



Item 5.  Other Matters

     ArvinMeritor is the successor issuer to Meritor under Rule 12g-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The ArvinMeritor Common Stock is, therefore, deemed registered under Section 12(b) of the Exchange Act.




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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

         (a)  Financial statements of business acquired.

              The following report and audited financial statements of Arvin are incorporated herein by reference from the Annual Report on Form 10-K of Arvin for the fiscal year ended January 2, 2000:

              (i)   Report of Independent Accountants dated January 28, 2000;

              (ii) Consolidated Statement of Operations for each of the three years in the period ended January 2, 2000;

              (iii) Consolidated Statement of Financial Condition at
                    January 2, 2000 and January 3, 1999;

              (iv) Consolidated Statement of Cash Flows for each of the three years in the period ended January 2, 2000;

              (v) Consolidated Statement of Shareholders' Equity for each of the three years in the period ended January 2, 2000; and

              (vi)  Notes to Consolidated Financial Statements.

              The following unaudited financial statements of Arvin are incorporated herein by reference from the Quarterly Report on Form 10-Q of Arvin for the quarter ended April 2, 2000:

              (i) Unaudited Consolidated Statement of Operations for the three months ended April 2, 2000 and April 4, 1999;

              (ii) Unaudited Consolidated Statement of Financial Condition at April 2, 2000 and January 2, 2000;




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              (iii) Unaudited Consolidated Statement of Cash Flows for the three months ended April 2, 2000 and April 4, 1999; and

              (iv)  Condensed Notes to the Consolidated Financial Statements.

         (b)  Pro forma financial information.

              The following unaudited pro forma financial information of ArvinMeritor is incorporated by reference from pages 95-100 of the Registration
              Statement:

              (i)   Introductory note;

              (ii) Unaudited Pro Forma Combined Statement of Operations for the six months ended March 31, 2000;

              (iii) Unaudited Pro Forma Combined Statement of Operations for the
                    twelve months ended September 30, 1999;

              (iv)  Notes to Unaudited Pro Forma Combined Statement of
                    Operations;

              (v) Unaudited Pro Forma Combined Balance Sheet as of March 31, 2000; and

              (vi)  Notes to Unaudited Pro Forma Combined Balance Sheet.

         (c)  Exhibits.


               2. Agreement and Plan of Reorganization, dated as of April 6, 2000, by and among Meritor, ArvinMeritor and Arvin is incorporated herein by reference from Appendix A to the Registration Statement.

              23. Consent of PricewaterhouseCoopers LLP, independent accountants.




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              99.  Press release of ArvinMeritor dated July 10, 2000.

















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         ARVINMERITOR, INC.
                                            (Registrant)

                                         By /s/ Vernon G. Baker, II
                                            -----------------------------------
                                            Vernon G. Baker, II
                                            Senior Vice President,
                                            General Counsel and
                                            Secretary

Dated:  July 10, 2000




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                                  EXHIBIT INDEX

                                                                  Sequentially
Exhibit                                                             Numbered
 Number                           Description                         Page
--------                          -----------                      ----------

   2 Agreement and Plan of Reorganization, dated as of April 6, 2000, by and among Meritor, ArvinMeritor and Arvin is incorporated herein by reference from Appendix A of the Registration Statement.

  23 Consent of PricewaterhouseCoopers LLP, independent accountants.

  99         Press release of ArvinMeritor dated July 10, 2000.